BERGER FUNDS

              SUPPLEMENT DATED MARCH 29, 1999
                         to
            PROSPECTUS DATED JANUARY 31, 1999

LOW MINIMUM INVESTMENT PLAN

A Low Minimum Investment Plan is available to all investors of the Berger Funds. The Plan permits investment in a new Berger Fund account with a $100 initial minimum investment when a commitment is made to make at least $100 per month in minimum automatic monthly investments into the account.

The Low Minimum Investment Plan is available to investors as an alternative to the regular Berger Funds initial investment minimum of $2,000 per account.

The Low Minimum Investment Plan is designed for investors who would like to begin a regular investment program but are reluctant to commit to higher lump sum initial minimum investments. In order to qualify for the Low
Minimum Investment Plan, an investor in the program must commit to automatic monthly investments totaling no less than $100 per month per account. The automatic investments must be made at least until the value of each account opened under the Plan is at least $2,000.

If the automatic monthly investments are discontinued by the investor before the account value reaches at least
$2,000, the account will be charged $25. In addition, accounts less than $2,000 in which automatic monthly investments have been discontinued will be charged an annual fee by the Funds of $25 in December of each year.
This charge is intended to offset the impact on the Funds of low balance accounts where the accounts are no longer growing through automatic monthly investments. Shares in accounts that have discontinued automatic monthly investing may also be subject to involuntary redemption by the Funds as described on page 30 of the Funds' prospectus.

WHERE TO CALL FOR MORE INFORMATION

Investors interested in the Low Minimum Investment Plan should contact Berger Funds at (800) 551-5849 for more information.